Exhibit 23.1


                                       Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statement No. 333-48447 on Form S-8.



Portland, Oregon                                             ARTHUR ANDERSEN LLP
   February 26, 1999                                    /s/  Arthur Andersen LLP